Semiannual Report

Emerging Europe & Mediterranean Fund

April 30, 2002

T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Emerging Europe &
Mediterranean Fund

o Emerging markets in Europe and the Mediterranean region surged in the six-month period ended April 30, 2002.

o The fund outperformed its benchmark due to very favorable stock selection and high exposure to Russia, Turkey, and Hungary.

o Russia represented 33% of fund assets at the end of April, while Turkey and Israel each accounted for 19% and Hungary 12%.

o Given low stock valuations and other favorable trends in our target regions, we are optimistic about future prospects.


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Fellow Shareholders

Emerging markets in Europe and the Mediterranean region generally surged in the six-month period ended April 30, 2002. Stocks in Central Europe were boosted by stimulative fiscal and monetary policies around the world, improving global growth prospects, and signs of progress toward European Union membership. Russian equities fared best, tracking a jump in oil prices, and Turkish stocks rebounded sharply from depressed levels. Israeli and Egyptian shares declined.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                             6 Months            12 Months

Emerging Europe &
Mediterranean Fund                                   31.75%               11.49%

MSCI Emerging Markets Europe
and Middle East Index                                19.64                -5.43


Your fund posted a strong return of 31.75% in the last six months and a smaller gain of 11.49% for the 12-month period ended April 30. As shown in the table, the fund performed much better than its benchmark, the MSCI Emerging Markets Europe and Middle East Index, in both periods. Heavy exposure to Russia, Turkey, and Hungary-which were among the best-performing markets in our target regions-and very favorable stock selection helped the fund outperform the index in the last six months. However, low exposure to the Czech Republic and weakness in our Israeli holdings limited our gains.


PORTFOLIO REVIEW

Russia
The Russian stock market climbed 60% in the last six months, boosted by a surge in oil prices, dramatic improvements in corporate governance, and the country's closer geopolitical ties with the West under President Vladimir Putin. Our top contributors to performance in Russia were energy companies YUKOS and Sibneft, both of which are characterized by rapid oil production growth, excellent free cash flow generation, and attractive valuations. In fact, YUKOS recently surpassed Lukoil-our largest holding and the traditional leader in the Russian oil industry-in terms of market capitalization. Russia represented one-third of the fund's assets at the end of April.

Mediterranean Region
The Turkish stock market also performed well, rising nearly 38% in U.S. dollar terms amid falling interest rates and inflation and expectations for international financial assistance. Our Turkish holdings contributed significantly to fund performance, especially Hurriyet Gazete, the newspaper company, and Turkcell Iletisim Hizmetleri, the country's leading mobile phone operator. Both companies have outstanding franchises that were deeply undervalued at the beginning of the period. With inflation and interest rates set to fall further, we feel there is additional upside potential for Turkish stocks, which represented 19% of fund assets on April 30.


Industry Diversification

                                                      Percent of Net Assets
                                                  10/31/01              4/30/02

Financials                                            15.4%                25.6%

Energy                                                22.1                 25.4

Information Technology                                17.4                 13.2

Health Care                                           12.2                 12.1

Telecommunications Services                           17.2                 11.1

Consumer Staples                                        --                  5.3

Consumer Discretionary                                 6.2                  2.6

All Other                                              3.6                  1.9

Materials                                              2.6                   --

Reserves                                               3.3                  2.8
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Israeli stocks had a very difficult six-month period, falling 19% in dollar terms. Escalating violence with the Palestinians and numerous suicide bombings weighed on the country and its economy, suppressing investor confidence. Israel's currency, the shekel, fell sharply, and banks were forced to take special provisions against possible bad loans. In addition, the technology sector suffered from weak global demand. Check Point Software Technologies, a leading maker of Internet security software, fell sharply after reducing its sales growth estimates. Other tech holdings, including NICE Systems, also struggled. However, avoiding stocks of companies focused on the domestic economy helped our relative performance. Israel's export-oriented companies offer great long-term potential, so we kept 19% of fund assets invested there.


Geographic Diversification
--------------------------------------------------------------------------------

Russia                     33

Turkey                     19

Israel                     19

Hungary                    12

Estonia                     7

Czech Republic              4

Poland                      3

Other & Reserves            3


The Egyptian stock market dropped more than 11%, as tourism fell sharply following September 11. In addition, the currency's pegged exchange rate-which the government seems determined to maintain-came under pressure. (Exchange rates in the black market suggest that the currency may be overvalued by about 20%.) Our only Egyptian holding, the Egyptian Company for Mobile Services (Mobinil), fell 26% during the period, but we are keeping it because it is, by our measures, the cheapest cellular operator in the emerging markets universe.

Europe
Hungarian stock performance was solid since the end of October. Our primary holdings were pharmaceutical stocks EGIS and Gedeon Richter, both of which experienced solid growth in their core generics business and a rapid increase of sales to Russia. EGIS also benefited from heightened expectations about its proprietary anti-anxiety drug Deramciclane.


Market Performance

Six Months                  Local              Local Currency              U.S.
Ended 4/30/02            Currency            vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------

Czech Republic             26.87%                      10.07%            39.64%

Egypt                      -3.73                       -8.19            -11.61

Greece                    -13.32                        0.04            -13.28

Hungary                    26.74                        4.93             32.99

Israel                    -11.59                      -12.50            -19.19

Poland                      6.29                        2.40              8.84

Russia                     60.31                       -4.83             60.31

Turkey                     15.97                       18.69             37.65

Source: RIMES Online, using MSCI indices.


Stocks in the Czech Republic fared very well over the period, rising more than 39% amid falling inflation, political stability, and continued convergence of the economy toward those of European Union (EU) countries. Our only holdings were Ceska Sporitelna and Komercni Banka, but these bank stocks strongly outperformed the market, fueled by improved efficiency driven by foreign strategic partners Erste Bank and Societe Generale, respectively. Toward the end of the period, we sold our stake in Ceska Sporitelna when Erste Bank offered to purchase the company's outstanding shares held by minority shareholders. This was disappointing, as we believed there was a lot of unrealized intrinsic value in the company.

Estonian equities also advanced due to the EU convergence trend. Hansabank, which has many of the same features as other Central European banks but sells at a much lower valuation, rose 46% in the last six months. Eesti Telekom, whose technological leadership in mobile telephony is impressive, was another solid performer. In contrast, stocks in Poland were relatively dull. High real interest rates have pressured domestic demand, and there is a dearth of good companies in which to invest.

OUTLOOK

We are optimistic about prospects for emerging markets in Europe and the Mediterranean region. Valuations remain low, and economies should soon benefit from improving growth in the developed world. Central Europe still looks very solid, the economic transformation of Russia remains exciting, and Turkey's risk profile should improve if international financial aid helps its economy recover. Valuations in Israel are depressed, and the domestic political scene remains precarious. De-escalation of violence and an improving outlook for the technology sector would be welcome developments. We remain fully invested and will continue to look for quality companies with good growth potential and reasonable valuations.


Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 24, 2002



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------
Lukoil, Russia                                                   13.8%
YUKOS, Russia                                                     9.1
Yapi ve Kredi Bankasi, Turkey                                     5.5
Hansabank, Estonia                                                5.5
Check Point Software Technologies, Israel                         5.3
--------------------------------------------------------------------------------
Orbotech, Israel                                                  4.6
Teva Pharmaceutical, Israel                                       4.5
OTP Bank, Hungary                                                 4.1
EGIS, Hungary                                                     4.0
Komercni Banka, Czech Republic                                    3.7
--------------------------------------------------------------------------------
Mobile Telesystems, Russia                                        3.6
Gedeon Richter, Hungary                                           3.5
Migros Turk, Turkey                                               3.2
Turkiye Garanti Bankasi, Turkey                                   3.0
Turkcell Iletisim Hizmetleri, Turkey                              2.5
--------------------------------------------------------------------------------
Sibneft, Russia                                                   2.5
NICE Systems, Israel                                              2.3
Hurriyet Gazete, Turkey                                           2.1
Aksigorta, Turkey                                                 2.0
Bank Polska Kasa Opieki Grupa, Poland                             2.0
--------------------------------------------------------------------------------
AO Mosenergo, Russia                                              1.9
Wimm-Bill-Dann Foods, Russia                                      1.8
Partner Communications, Israel                                    1.7
Eesti Telekom, Estonia                                            1.4
Computerland, Poland                                              0.9
--------------------------------------------------------------------------------
Total                                                            94.5%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

                           MSCI Emerging                      Emerging
                           Markets Europe                     Europe &
                           and Middle East                    Mediterranean
                           Index                              Fund
--------------------------------------------------------------------------------

8/31/00                    10.000                             10.000
4/30/01                    7.374                              7.024
4/30/02                    6.973                              7.831



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                 Since              Inception
Periods Ended 4/30/02         1 Year          Inception                  Date
--------------------------------------------------------------------------------

Emerging Europe &
Mediterranean Fund            11.49%            -13.67%               8/31/00


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                  6 Months            Year           8/31/00
                                     Ended           Ended           Through
                                   4/30/02         10/31/01         10/31/00

NET ASSET VALUE

Beginning of period               $     5.89    $      8.65      $     10.00

Investment activities

  Net investment
  income (loss)                        (0.04)*        (0.06)*          (0.01)*

  Net realized
  and unrealized
  gain (loss)                           1.91          (2.64)           (1.34)

  Total from
  investment
  activities                            1.87          (2.70)           (1.35)


Distributions

  Net realized
  gain                                    --          (0.07)              --

  Redemption fees
  added to
  paid-in-capital                         --           0.01               --


NET ASSET VALUE

End of period                     $     7.76    $      5.89      $      8.65
                                  ----------------------------------------------


Ratios/Supplemental Data

Total return(diamond)                 31.75%*      (31.28)%*        (13.50)%*

Ratio of total
expenses to
average net
assets                                 1.75%!*        1.75%*           1.75%!*

Ratio of net
investment
income (loss)
to average
net assets                           (1.07)%!*      (0.82)%*         (0.73)%!*

Portfolio
turnover
rate                                  141.7%!         83.1%            62.9%!

Net assets,
end of period
(in thousands)                    $   24,593    $    17,331      $    25,533


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption and account fees.

        !  Annualized

        * Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/02.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands


CZECH REPUBLIC  3.7%

Common Stocks  3.7%

Komercni Banka *                                    17,577      $           904

Total Czech Republic (Cost $703)                                            904


EGYPT  0.9%

Common Stocks  0.9%

Egyptian Company for Mobile Services                34,852                  210

Total Egypt (Cost $939)                                                     210


ESTONIA  6.8%

Common Stocks  6.8%

Eesti Telekom GDR (USD)                             22,029                  334

Hansabank                                          107,394                1,347

Total Estonia (Cost $1,277)                                               1,681


GREECE  0.5%

Common Stocks  0.5%

Antenna TV ADR (USD) *                              78,800                  108

Total Greece (Cost $1,673)                                                  108


HUNGARY  11.6%

Common Stocks  11.6%

EGIS                                                17,676                  995

Gedeon Richter GDR (USD)                            13,386                  855

OTP Bank                                           113,300                1,005

Total Hungary (Cost $1,961)                                               2,855


ISRAEL  18.5%

Common Stocks  18.5%

Check Point Software Technologies (USD) *           72,094                1,308

NICE Systems ADR (USD) *                            46,060                  575

Orbotech (USD) *                                    43,809      $         1,138

Partner Communications ADR (USD) *                  89,810                  412

Teva Pharmaceutical ADR (USD)                       19,910                1,117

Total Israel (Cost $6,984)                                                4,550


POLAND  3.4%

Common Stocks  3.4%

Bank Polska Kasa Opieki Grupa                       17,570                  484

Computerland *                                       7,414                  227

Telekomunikacja Polska *                            37,250                  125

Total Poland (Cost $732)                                                    836


RUSSIA  33.2%

Common Stocks  33.2%

AO Mosenergo ADR (USD)                             109,700                  463

Lukoil (USD)                                        57,130                1,013

Lukoil ADR (USD)                                    32,780                2,381

Mobile Telesystems ADR (USD)                        28,531                  895

Sibneft ADR (USD)                                   33,300                  611

Vimpel-Communications ADR (USD) *                    6,000                  142

Wimm-Bill-Dann Foods ADR (USD) *                    18,700                  440

YUKOS ADR (USD)                                     15,120                2,230

Total Russia (Cost $6,267)                                                8,175


TURKEY  18.6%

Common Stocks  18.6%

Aksigorta *                                     67,409,700                  493

Hurriyet Gazete                                124,626,813                  520

Migros Turk                                     12,168,000                  780

Tansas *                                        69,109,008                   75

Turkcell Iletisim Hizmetleri                    92,010,300                  618

Turkiye Garanti Bankasi                        397,061,000                  740

Yapi ve Kredi Bankasi                          471,951,000                1,355

Total Turkey (Cost $3,999)                                                4,581


SHORT-TERM INVESTMENTS  6.9%

Money Market Funds  6.9%

T. Rowe Price Reserve
Investment Fund, 2.07% #                         1,689,590      $         1,690

Total Short-Term
Investments (Cost $1,690)                                                 1,690

Total Investments in Securities
104.1% of Net Assets (Cost $26,225)                             $        25,590

Other Assets Less Liabilities                                              (997)

NET ASSETS                                                      $        24,593
                                                                ---------------


  #  Seven-day yield

  *  Non-income producing

ADR  American Depository Receipts

GDR  Global Depository Receipts

USD  United States dollar



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


  Assets

  Investments in securities,
  at value (cost $26,225)                                  $   25,590

  Receivable for investment
  securities sold                                               2,337

  Other assets                                                    126

  Total assets                                                 28,053


  Liabilities

  Payable for investment
  securities purchased                                          2,454

  Other liabilities                                             1,006

  Total liabilities                                             3,460


  NET ASSETS                                               $   24,593
                                                           ----------

  Net Assets Consist of:

  Undistributed net
  investment
  income (loss)                                            $     (114)

  Undistributed net
  realized gain
  (loss)                                                       (5,654)

  Net unrealized
  gain (loss)                                                    (634)

  Paid-in-capital applicable to
  3,169,629 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized                                       30,995


  NET ASSETS                                               $   24,593
                                                           ----------


  NET ASSET VALUE PER SHARE                                $     7.76
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income
  Dividend (net of foreign
  taxes of $10)                                            $       64

  Interest                                                          8

  Total income                                                     72


Expenses

  Custody and accounting                                           64

  Shareholder servicing                                            46

  Investment management                                            41

  Registration                                                     11

  Legal and audit                                                  10

  Prospectus and shareholder reports                                7

  Directors                                                         3

  Proxy and annual meeting                                          1

  Miscellaneous                                                     3

  Total expenses                                                  186


Net investment income (loss)                                     (114)


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                     (875)

  Foreign currency transactions                                    (3)

  Net realized gain (loss)                                       (878)


Change in net unrealized gain (loss)

  Securities                                                    6,455

  Other assets and liabilities
  denominated in foreign currencies                                 2

  Change in net unrealized gain (loss)                          6,457

Net realized and unrealized gain (loss)                         5,579


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    5,465
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $          (114)     $          (169)

  Net realized
  gain (loss)                                         (878)              (4,977)

  Change in net
  unrealized
  gain (loss)                                        6,457               (3,057)

  Increase (decrease)
  in net assets
  from operations                                    5,465               (8,203)


Distributions to shareholders

  Net realized gain                                     --                 (211)


Capital share transactions *

  Shares sold                                        3,808                3,826

  Distributions reinvested                            --                    202

  Shares redeemed                                   (2,012)              (3,859)

  Redemption fees received                               1                   43

  Increase (decrease)
  in net assets
  from capital
  share transactions                                 1,797                  212


Net Assets

Increase (decrease)
during period                                        7,262               (8,202)

Beginning of period                                 17,331               25,533

End of period                              $        24,593      $        17,331
                                           -------------------------------------


*Share information

  Shares sold                                          514                  537

  Distributions reinvested                              --                   26

  Shares redeemed                                     (285)                (576)

  Increase (decrease)
  in shares
  outstanding                                          229                  (13)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2.0% fee on redemptions of fund shares held less than 1 year. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2002, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,042,000 and $14,483,000, respectively, for the six months ended April 30, 2002 .


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $4,776,000 of capital loss carryforwards available to offset future realized gains, all which expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $26,225,000. Net unrealized loss aggregated $635,000 at period-end, of which $4,367,000 related to appreciated investments and $5,002,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $11,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $72,000 of management fees were not accrued by the fund for the six months ended April 30, 2002. At April 30,2002, unaccrued fees and other expenses in the amount of $293,000 remain subject to reimbursement by the fund through October 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund.T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $90,000 for the six months ended April 30, 2002, of which $17,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $3,000 of Spectrum expenses. At April 30, 2002, approximately 4.7% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $8,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and
(4/22/44)                       Managing Director, T. Rowe Price; Vice
1979 [98]                       Chairman of the Board, Chief Investment Officer,
                                Director, and Managing Director, T. Rowe Price
                                Group, Inc.; Director and Chairman of the Board,
                                T. Rowe Price Global Asset Management Limited;
                                Vice President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.


Officers


Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)      Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)     Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)           Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds         Price Group, Inc., and T. Rowe Price
                                       Investment Services, Inc.
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.
--------------------------------------------------------------------------------



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


Officers (continued)



Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)               Vice President, T. Rowe Price Group,
Assistant Vice President,              Inc., and T. Rowe Price International,
International Funds                    Inc.; Vice President and Secretary,
                                       T. Rowe Price Global Asset Management
                                       Limited and T. Rowe Price Global
                                       Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)               Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)
Vice President,
International Funds                    Vice President, T. Rowe Price Group,
                                       Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)           Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,              Price Group, Inc., and T. Rowe Price
International Funds                    International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                Managing Director, T. Rowe Price and
President, International Funds         T. Rowe Price Group, Inc.; Director,
                                       Chief Investment Officer, and Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)            Managing Director, T. Rowe Price;
Vice President,                        Director and Managing Director, T. Rowe
International Funds                    Price Group, Inc.; Vice President,
                                       T. Rowe Price International, Inc., and
                                       T. Rowe Price Retirement Plan Services,
                                       Inc.; Vice President and Director,
                                       T. Rowe Price Investment Services, Inc.,
                                       T. Rowe Price Services, Inc., and T. Rowe
                                       Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                Managing Director, T. Rowe Price and
Vice President,                        T. Rowe Price Group, Inc.; formerly Head
International Funds                    of Fixed Income, Morgan Grenfell/
                                       Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)          Assistant Vice President, T. Rowe Price
Secretary, International Funds         and T. Rowe Price Investment Services,
                                       Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)              Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)           Vice President, T. Rowe Price, T. Rowe
Controller, International Funds        Price Group, Inc., and T. Rowe Price
                                       Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)           Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., T. Rowe Price Investment Services
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------



T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------


Officers (continued)


Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)             Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)           Vice President, T. Rowe Price and T. Rowe
Vice President,                        Price Group, Inc.
International Funds
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)            Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)       Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)            Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)              Managing Director, T. Rowe Price and
Vice President,                        T. Rowe Price Group, Inc.; Vice
International Funds                    President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)         Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)               Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.; formerly Portfolio Manager, G.T.
                                       Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)            Managing Director, T. Rowe Price and
Executive Vice President,              T. Rowe Price Group, Inc.; Director,
International Funds                    Chief Executive Officer, and President,
                                       T. Rowe Price International, Inc.;
                                       Director, T. Rowe Price Global Asset
                                       Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)        Vice President, T. Rowe Price, T. Rowe
Vice President,                        Price Group, Inc., and T. Rowe Price
International Funds                    International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)            Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       Trust Company; Director, Chief Investment
                                       Officer, and Vice President, T. Rowe
                                       Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F131-051  4/30/02